UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2008

SMART MOVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32951	54-2189769
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5990 Greenwood Plaza Blvd. #390 Greenwood Village, CO	80111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 488-0204

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into (or amendment of) a Material Definitive Agreement

On January 22, 2008, Smart Move, Inc. (the “Company”) entered into the material agreements described in Item 3.02.

Item 2.03. Creation of a Direct Financial Obligation

On January 22, 2008, the Company entered into agreements that create material direct financial obligations. The agreements are more fully described in Item 3.02 below.

Item 3.02. Unregistered Sales of Equity Securities.

As reported in its Current Report on Form 8-K filed on September 28, 2007, Smart Move, Inc. (the “Company”) previously sold a 7% Unsecured Convertible Note due September 2, 2010 in the face amount of $540,000 to Thomas P. Grainger, an accredited investor, together with three separate warrants each covering 100,000 shares of common stock, exercisable until December 5, 2011. As an inducement to the same purchaser to make an additional investment concurrently with other financing being obtained by the “Company” (as described in a Form 8-K Report filed January 18,  2008) the Company entered into an Amended and Restated Note and Warrant Purchase Agreement with the purchaser on January 22, 2008 and received gross proceeds of $200,000 on January 23, 2008. Under the terms of the Amended and Restated Note and Warrant Purchase Agreement attached as Exhibit 10.1, the Company agreed: i)to sell a new 12% Unsecured Convertible Note, $200,000 face amount, with interest payable quarterly and principal due at maturity on September 22, 2009, having a fixed conversion price of $0.75 per share in the form attached as Exhibit 10.2, ii)to issue two separate warrants, each to purchase 285,000 shares of the Company’s common stock, $0.0001 par value, having an exercise price of $1.00 and $1.25, respectively, in the forms attached as Exhibits 10.3 and 10.4, (iii) to amend and restate certain terms of the 7% Unsecured Convertible Note, substituting the form of amended note attached as Exhibit 10.5, which has a conversion price of $0.80 per share; and (iv) to reduce the applicable exercise prices of three 100,000 share common stock purchase Warrants issued to the purchaser in September 2007, from $2.50 to $1.00; $3.25 to $1.25; and $7.50 to $1.50, by amendment in the forms attached as Exhibits 10.6, 10.7 and 10.8.

According to a previously filed Schedule 13G, the purchaser held 10.9% beneficial ownership of the Company’s common stock on October 26, 2007. The new and amended securities were offered, issued and sold in reliance upon the exemption from registration contained in Rule 506 of Regulation D under the Securities Act of 1933. A registered broker-dealer acted as placement agent in connection with the sale of the 12% Unsecured Convertible Note for which the Company agreed to pay the broker a cash fee equal to 8% of gross invested capital received by the company.

The net proceeds attributable to the private placement transaction disclosed in this Current Report on Form 8-K will be used for working capital and other general corporate purposes.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

EX. 10.1 Amended and Restated Note and Warrant Purchase Agreement
EX. 10.2 12 % Unsecured Convertible Note
EX. 10.3: Warrant
EX. 10.4: Warrant
EX. 10.5: Amended and Restated Note
EX. 10.6: Amendment to Existing Warrant
EX. 10.7: Amendment to Existing Warrant
EX. 10.8: Amendment to Existing Warrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smart Move, Inc.

January 28, 2008	By:	/s/ Edward Johnson
Name: Edward Johnson
Title: Chief Financial Officer

Exhibit Index

EX. 10.1 Amended and Restated Note and Warrant Purchase Agreement
EX. 10.2 12 % Unsecured Convertible Note
EX. 10.3: Warrant
EX. 10.4: Warrant
EX. 10.5: Amended and Restated Note
EX. 10.6: Amendment to Existing Warrant
EX. 10.7: Amendment to Existing Warrant
EX. 10.8: Amendment to Existing Warrant

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